Leases	12 Months Ended
Mar. 31, 2026
Leases [Abstract]
Leases
10. Leases
Components of lease expense, lease term, and discount rate for operating leases are as follows:

	Year ended March 31,
	2026	2025	2024
	(In million)	(In million)	(In million)
Operating lease expense	$(21.8)	$(19.4)	$(10.8)
Weighted-average remaining lease term (in years)	6	7	3
Weighted-average discount rate	8.55%	6.31%	6.09%
Supplemental cash flow information related to leases are as follows:

	Year ended March 31,
	2026	2025	2024
	(In million)	(In million)	(In million)
Operating cash outflows from operating leases	$15.9	$13.4	$12.2
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	32.1	$83.0	$18.7
Future minimum lease payments for our leases as of March 31, 2026 were as follows:

Year	Amount
(In million)
2027	$20.2
2028	27.0
2029	25.3
2030	22.9
2031	22.6
Thereafter	90.6

Total	$208.6
Less: present value discount	(59.6)

Lease liability	$149.0

Current portion of lease liability	16.4
Noncurrent portion of lease liability	132.6
The total expense, relating to short-term leases to which the lessee recognition and measurement requirement has not been applied, for the year ended March 31, 2026 is $2.8 million (2025: $1.8 million; 2024: $1.3 million).
As at 31 March 2026, the Group has extension options in certain lease contracts that have not been included in the measurement of lease liabilities, as management has concluded that it is not reasonably certain that these options will be exercised. The potential future lease payments, should the Group exercise the extension options, would result in an increase in the lease liability of $15.6 million.
The Group also has termination options in multiple office leases. As at 31 March 2026, management has not assumed the exercise of any of these options, as it is not reasonably certain that they will be exercised. Accordingly, these termination options do not give rise to additional potential future lease payments.